SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

(Name of Registrant as Specified in Its Charter)

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360 Funds

FinTrust Income and Opportunity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

September __, 2018

Dear Shareholder:

A Special Meeting of the Shareholders of the FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund (the “Fund”), a portfolio series of 360 Funds (the “Trust”), will be held on October 29, 2018 at 10:00 a.m., Eastern Time.

The Trust’s Board of Trustees (“Board”) is seeking your vote for the approval of a new investment advisory agreement for the Fund with a new investment adviser. This proposal, along with other changes to the Fund, is designed in part, to provide for stable portfolio management for the Fund. The current adviser has indicated to the Board that it is unable and unwilling to continue serving as the investment adviser on a long-term basis and agreed that the Board may determine, which they have done, that it is in the best interest of the Fund’s shareholders to identify an alternative manager. The Board has determined, that the newly proposed investment adviser, FinTrust Capital Advisors, LLC (“FinTrust”), will be the most beneficial option to shareholders. The Board believes that FinTrust can deliver a superior investment program to the Fund. Accordingly, the Board has approved this measure and is putting forth this proposal for your review and approval.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important, and you are, therefore, strongly encouraged to return a proxy card for the Fund.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ Randall K. Linscott
Randall K. Linscott, President

360 Funds

FinTrust Income and Opportunity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on October 29, 2018

This Proxy Statement is Available online at the Following Website: [http://www._____________.com]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund) (the “Fund”):

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Fund, a portfolio series of 360 Funds (the “Trust”), will be held on October 29, 2018 at the offices of the Trust (4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205), at 10:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR the Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has set the close of business on August 29, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.____________.com. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling ___________.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. To avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Sincerely,

/s/ Randall K. Linscott
Randall K. Linscott, President

PROXY STATEMENT

360 FUNDS

FinTrust Income and Opportunity Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund) (the “Fund”) to be held on October 29, 2018 at the offices of the Trust (4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205), at 10:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on August 29, 2018 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately September 17, 2018.

The Trustees recommend that you vote:

1.	FOR the new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each class of the Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share of each class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposal.

INTRODUCTION AND BACKGROUND

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has approved, and it is proposing for approval to shareholders, a new investment adviser (see Proposal 1 below) for the FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund) (the “Fund”). The current investment adviser to the Fund, Willard Mills Advisory, LLC (“Willard Mills), has indicated to the Board that it is unable and unwilling to continue serving as the investment adviser to the Fund on a long-term basis and agreed that the Board may determine, which it has done, that it is in the best interests of the Fund’s shareholders to identify an alternative manager. Accordingly, Willard Mills requested that the Board allow it to end its obligations to the Trust as soon as possible. Willard Mills suggested to the Board that engagement of a new investment adviser may be an option that the Board would want to consider for the Fund. In this regard, the Board considered a number of options for the Fund, including focusing on another investment adviser to the Fund as a long-term proposition. The Board also considered whether liquidating the Fund would be appropriate, but determined that this option would not be the best option for all shareholders in that it would force a potential tax event and investment decision on certain shareholders, and the Board felt that if a particular shareholder did not approve of any proposed new investment advisory agreement, they could easily and individually determine to redeem their interest in the Fund. After discussions with Willard Mills and the Fund’s other service providers, the Board concluded that identifying and retaining a new investment adviser would be in the Fund’s and its shareholders’ best interests. Upon identifying a potential adviser, the Board accepted the resignation of the advisory arrangements with Willard Mills. Contemporaneously, the Board considered and approved an alternative investment adviser at a special Board meeting held on August 28, 2018. The Board approved, subject to shareholder vote, FinTrust Capital Advisors, LLC (“FinTrust”) as the new investment adviser to the Fund. Additionally, at its special meeting held on August 28, 2018, the Board agreed to waive the 60-day notice and approved an interim investment advisory agreement with FinTrust so that FinTrust may commence providing advisory services to the Fund effective on August 29, 2018. The Board noted that the contractual advisory fee rate in effect commencing on August 29, 2018, would remain at the current contractual rate that is in place with Willard Mills (i.e., 1.25%), and that FinTrust has agreed to voluntarily waive its fees to the contractual levels that would be put forth to shareholders (i.e., 1.95%), subject to the other regulatory requirements applicable to interim advisory arrangements.

Along with the new advisory arrangement proposal, the Board also approved certain other changes for the Fund at its special meeting held August 28, 2018. Each of these changes was designed with the view toward making the Fund more attractive in terms of costs, more competitive in the marketplace and to provide for stable portfolio management for the Fund. These changes include:

●	revisions to the Fund’s investment strategies; and

●	a change to the Fund’s name – from HedgeRow Income and Opportunity Fund to FinTrust Income and Opportunity Fund.

NOTE: Shareholders are not required, and are not being asked, to vote on the foregoing changes, other than those specifically identified as Proposal 1. The implementation of the foregoing changes is not contingent on Proposal 1 being passed. Notwithstanding the foregoing, should Proposal 1 not be passed by Fund shareholders, the Trustees would consider other options for the Fund, including liquidation and winding down the affairs of the Fund.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The new investment advisory agreement with FinTrust is being submitted to shareholders for approval as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The information provided in this section is designed to allow you to understand the new proposed advisory arrangement, as well as to compare the proposed arrangement to the arrangement that is in place with the current investment adviser.

Previous Investment Adviser

The previous investment adviser for the Fund was Willard Mills Advisory, LLC (“Willard Mills”). Until the close of business on August 28, 2018, Willard Mills served as the Fund’s investment adviser pursuant to an investment advisory agreement between Willard Mills and the Trust, on behalf of the Fund, dated December 21, 2015 (the “Willard Mills Advisory Agreement”). Willard Mills is located at P.O. Box 2549, Brentwood, Tennessee 37024-2549. The Willard Mills Advisory Agreement was last approved by the Board of Trustees at its meeting on October 25, 2017.

Pursuant to the terms of the Willard Mills Advisory Agreement, the Adviser paid all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by Willard Mills under the Willard Mills Advisory Agreement were not exclusive, and Willard Mills was free to perform similar services for others.

Willard Mills received a monthly management fee equal to an annual rate of 1.25% of the Fund’s net asset. The fee payable pursuant to the Willard Mills Advisory Agreement was calculated and accrued daily, and, subject to the provisions of an applicable expense limitation agreement, paid monthly. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the period since inception from January 21, 2016 through November 30, 2016, Willard Mills received $0 of its fee after waiving $24,597 of its fee and reimbursing $74,144 of Fund expenses. For the fiscal year ended November 30, 2017, Willard Mills received $0 of its fee after waiving $63,370 for its fee and reimbursing $51,446 of Fund expenses. Willard Mills contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2019. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. In conjunction with the termination of the Willard Mills Advisory Agreement, the expense limitation obligations of Willard Mills were also terminated.

Beginning August 29, 2018, the Trust entered into an Interim Advisory Agreement (defined below), as well as a new expense limitation agreement (discussed in more detail below), with FinTrust.

The total amount of reimbursement that would have been recoverable by Willard Mills would have been the sum of all fees previously waived or reimbursed by Willard Mills to the Fund during the previous three (3) years, less any reimbursement previously paid. As of May 31, 2018, the cumulative unreimbursed amount paid and/or waived by Willard Mills on behalf of the Fund was $266,493, of which $52,966 can be recouped no later than November 30, 2021, $114,816 can be recouped no later than November 30, 2020 and $98,711 can be recouped no later than November 30, 2019. In conjunction with the termination of the Willard Mills Advisory Agreement, the ability of Willard Mills to recoup the foregoing amounts was terminated. Assuming approval of the New Advisory Agreement by shareholders of the Fund, FinTrust will not be able to recoup any amounts previously waived or reimbursed by Willard Mills.

Proposed New Adviser

The Board is recommending that shareholders approve FinTrust as the new investment adviser for the Fund. FinTrust is organized as a Georgia limited liability company, and its address is 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607. FinTrust became a registered investment adviser with the Securities and Exchange Commission on November 15, 2007. The names, mailing addresses and principal occupation of the principal executive officers of FinTrust as of the date of this proxy statement are set forth below.

Name and Address*	Principal Occupation
Allen Gillespie	President, Managing Partner
David E. Lewis	Chief Financial Officer
Valerie S. Smithey	Chief Compliance Officer

* 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607.

FinTrust does not currently advise other registered investment companies with similar investment objectives to the Fund.

The Interim Advisory Agreement

As noted above, the Board terminated the advisory relationship with Willard Mills effective the close of business on August 28, 2018, and at its August 28, 2018 special meeting, the Board, including by separate vote of a majority of the Independent Trustees (as defined by the 1940 Act), appointed FinTrust as the new adviser to the Fund on an interim basis pursuant to an interim investment advisory agreement effective August 29, 2018 (the “Interim Advisory Agreement”). Because the new Advisory Agreement with FinTrust (the “New Advisory Agreement”) has not been approved by shareholders of the Fund, the Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from August 29, 2018, or when the shareholders of the Fund approve the New Advisory Agreement.

The terms of the Interim Advisory Agreement are, in substance, substantially similar to those of the proposed New Advisory Agreement (as described below), except for certain provisions that are required by law. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Advisory Agreement will be paid to FinTrust, but if the New Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to FinTrust.

Comparison of Willard Mills Advisory Agreement and New Advisory Agreement

At its August 28, 2018 special meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Advisory Agreement between FinTrust and the Trust, on behalf of the Fund, subject to shareholder approval. The New Advisory Agreement will become effective the day after its approval by Fund shareholders. A general discussion of the differences between the New Advisory Agreement and the Willard Mills Advisory Agreement is described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The form of the New Advisory Agreement is included as Appendix A-1. The description of the differences between the agreements and the summary of certain material terms of the New Advisory Agreement below are included in Appendix A-1, as well as the current Willard Mills Advisory Agreement that is included as Appendix A-2 are qualified in their entirety by reference to the form of New Advisory Agreement included as Appendix A-1 and the Willard Mills Advisory Agreement included as Appendix A-2.

Differences Between the Agreements

Other than the dates of the Agreements, the parties to the Agreements, and the Fund name, the below lists certain differences between the Agreements. The Willard Mills Advisory Agreement is contained in Appendix A-2. Investors are encouraged to review and compare the Willard Mills Advisory Agreement and the New Advisory Agreement. The discussion of the differences described below is qualified in its entirety by the actual terms of the agreements contained in Appendices A-1 and A-2.

The New Advisory Agreement includes certain modernized language, such as language on recordkeeping requirements under the 1940 Act. The New Advisory Agreement also places a specific requirement on FinTrust that it provides to the Board of Trustees information required by certain shareholder reports on Securities and Exchange Commission (“SEC”) Forms N-CSR, N-Q, N-PX, among others. It further places a specific requirement on FinTrust that it make its officers and employees available to meet with the Board from time to time, on a reasonable basis. The New Advisory Agreement also places a specific requirement on FinTrust that it notify the Trust’s Chief Compliance Officer of, among of things, material breaches of any of FinTrust’s policies or procedures or any material failure to manage the Fund in accordance with its investment objectives or policies or applicable law.

Material Terms of the New Advisory Agreement

The New Advisory Agreement will become effective the day after its approval by Fund shareholders. The New Advisory Agreement is similar to the Willard Mills Advisory Agreement, except for the differences noted above and below, and the parties, the date and the name of the Fund. Set forth below is a summary of all material terms of the New Advisory Agreement. The form of the New Advisory Agreement is included as Appendix A-1. The summary of all material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement included as Appendix A-1.

The New Advisory Agreement would require FinTrust to provide substantially the same services as provided by Willard Mills. FinTrust shall, subject to the supervision of the Board, provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. FinTrust shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject to provisions of the Trust’s charter documents and the Fund’s registration statement, among other requirements under the 1940 Act and the Securities Act of 1933, as amended.

In conjunction with the approval of the New Advisory Agreement, FinTrust has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% through at least March 31, 2020. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. This contractual agreement shall continue in effect with respect to the Fund until March 31, 2020 and shall thereafter continue in effect with respect to the Fund from year to year for successive one-year periods provided that the agreement may be terminated by either the Trust, on behalf of the Fund, or FinTrust, without payment of any penalty, upon ninety (90) days’ prior written notice to the other party.

The New Advisory Agreement has substantially similar duration and termination provisions as the Willard Mills Advisory Agreement. The New Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as the terms of the New Advisory Agreement are specifically approved by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the New Advisory Agreement or “interested persons” of the Trust or the investment adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund. Termination of the New Advisory Agreement may be authorized by action of the Board of Trustees or by an “affirmative vote of a majority of the outstanding voting securities of the Fund.” The New Advisory Agreement will terminate automatically in the event of its assignment.

If the Fund’s shareholders approve the New Advisory Agreement, it is expected that the New Advisory Agreement would become effective the day after its approval by the Fund’s shareholders, subject to any adjournments of the Special Meeting.

Board Considerations of the New Advisory Agreement

At a special meeting held on August 28, 2018, the Board reviewed and discussed the approval of the New Advisory Agreement between the Trust and FinTrust. At that meeting, legal counsel to the Trust (“Counsel”) noted that the 1940 Act requires the approval of these types of agreements between the Trust and its service providers by a majority of the Independent Trustees.

At the meeting, the Board reflected on its discussions regarding the proposed New Advisory Agreement, the proposed expense limitation arrangements and the anticipated manner in which the Fund would be managed with representatives of FinTrust. Counsel referred to the materials that had been provided in connection with the approval of the New Advisory Agreement for the Fund, and Counsel reviewed the types of information and factors that the Board should consider in order to make an informed decision regarding the approval of each of the New Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services to be provided by FinTrust; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by FinTrust from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) FinTrust’s practices regarding possible conflicts of interest and other benefits derived by FinTrust.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared for or presented in connection with the approval process for the Fund, including information presented to the Board by representatives from FinTrust. The Board requested or was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders; (ii) a presentation by management of FinTrust addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Fund; (iii) disclosure information contained in the registration statement of the Trust and the Form ADV of FinTrust, including information in Form ADV that FinTrust would revise upon its engagement with the Fund; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about FinTrust, including financial information, a description of personnel and the services to be provided to the Fund, information on investment advice and summaries of anticipated expenses for the Fund, and information on FinTrust’s compliance program, current legal matters and other general information; (ii) comparative expense and performance information of the Fund’s peer group and category; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by FinTrust from its relationship with the Trust and the Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

1.	The nature, extent and quality of the services to be provided by FinTrust.

In this regard, the Board considered the responsibilities of FinTrust under the New Advisory Agreement. The Board reviewed the services to be provided by FinTrust, including, without limitation: the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; and the anticipated efforts of FinTrust to promote the Fund and grow assets. The Board considered that FinTrust has previously managed a mutual fund, and the Board considered FinTrust's discussion of experience in that previous role. The Board considered: FinTrust’s staffing, personnel and methods of operating; the education and experience of its personnel; and its compliance program, policies and procedures that will be revised by FinTrust to reflect its management of the Fund. The Board noted that it was contemplated that one of the Fund's previous portfolio managers would have an on-going business relationship with FinTrust and its affiliates. The Board also considered the financial condition of FinTrust and its parent company, as well as a letter of financial support from the parent company. The Board considered the measures that FinTrust was putting in place to ensure compliance with applicable law and regulations, including specifically those governing conflicts of interest regarding FinTrust’s management of separate accounts. The Board also considered the affiliated relationships of FinTrust, including the resources that could be leveraged from FinTrust’s affiliations. After reviewing the foregoing and further information from FinTrust, the Board concluded that the nature, extent and quality of the services to be provided by FinTrust under the New Advisory Agreement were adequate for the Fund.

2.	Investment Performance of the Fund.

The Board noted that FinTrust had not commenced managing the Fund, and therefore, a consideration of the Fund’s performance was not relevant to this factor. It was noted that the Board approved revising the Fund’s name and principal investment strategies to reflect the change in investment adviser and its investment processes. It was also noted that FinTrust currently does not have any separate account or institutional clients that utilize strategies similar to the Fund’s strategy.

3.	The costs of services to be provided and profits to be realized by FinTrust from its relationship with the Fund.

In this regard, the Board considered the financial condition of FinTrust and the level of commitment to the Fund by FinTrust’s parent company and the expenses of the Fund, including the nature and frequency of advisory fee payments. The Board reviewed FinTrust’s estimated profitability analysis for the Fund. The Board determined that the advisory fee was within an acceptable range in light of the services to be rendered by FinTrust, noting that the advisory fee was near the peer group median. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees to be paid to FinTrust were fair and reasonable.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s contemplated fee arrangements with FinTrust. The Board noted that the advisory fee does not include a breakpoint but that the effect of the expense limitation agreement to be entered into for the Fund would have the effect of capping the expenses at a certain level. The Board noted that FinTrust indicated that it intended to keep the expense cap in place for the foreseeable future and that it would evaluate its advisory fee and the Fund’s overall expenses on a periodic basis to ensure it remained competitive within the peer group. Following further discussion of the Fund’s projected asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s contemplated fee arrangement with FinTrust was fair and reasonable in relation to the nature, extent and quality of the services to be provided by FinTrust.

5.	Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of the Codes of Ethic; and other relevant policies described in FinTrust’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls. The Board noted that FinTrust committed to updating its Form ADV and policies and procedures to reflect its management of the Fund, subject to the Board’s approval. The Board also considered potential benefits to FinTrust in managing the Fund and, in particular, noted that FinTrust may benefit from operational efficiencies related to the management of smaller client accounts. The Board noted that FinTrust represented that it does not anticipate utilizing soft dollars or commission recapture with regard to the Fund. The Board took into consideration the affiliations of FinTrust and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that FinTrust’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by FinTrust from managing the Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board members, the Board determined that the compensation payable under the New Advisory Agreement, as proposed, was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board resolved to approve the New Advisory Agreement for an initial two-year term.

Changes to Principal Investment Strategies and Other Changes

The Board of Trustees, at its special meeting held on August 28, 2018, also approved changes to the Fund’s name and principal investment strategies. These changes will be implemented upon approval of Proposal 1 by the Fund’s shareholders.

The team of portfolio managers that will execute the specific investment strategies and day-to-day investment operations for the Fund is discussed in Proposal 1 below.

Below are the estimated fees and expenses associated with an investment in each of the classes of shares of the Fund commencing or about November 6, 2018.

Note that the first table below relates to fees and expenses that are estimated following the approval by shareholders of the New Advisory Agreement. The second table below shows the current fees and expenses of the Fund as they are currently in place. These two tables presented below will allow you to make a comparison of the estimated savings in the on-going expenses of the Fund.

Fees and Expenses – Estimated Following the Shareholder Approval of the New Advisory Agreement

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)[1]	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares	Institutional Class shares
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.45%	2.45%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	3.97%	3.72%
Fee Waivers and Expense Reimbursement[2]	(1.75)%	(1.75)%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	2.22%	1.97%

1       Contingent Deferred Sales Charge applies only when a shareholder purchase in the Fund totals $1 million or more and shares are redeemed within one year from the date of purchase.

2       FinTrust Capital Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95%. The Expense Limitation Agreement covers the period during which the Interim Investment Advisory Agreement was in place and the period following shareholder approval of the new Investment Advisory Agreement through at least March 31, 2020. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$763	$1,542	$2,337	$4,398
Institutional Class Shares	$200	$976	$1,773	$3,855

Fees and Expenses – Current Fees and Expenses of the Fund

Note that the below represents fees and expenses currently in place and shown in the Fund’s current prospectus dated March 30, 2018.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)[1]	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares	Institutional Class shares
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[2]	3.02%	3.02%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses[3]	4.54%	4.29%
Fee Waivers and Expense Reimbursement[3]	(2.26)%	(2.26)%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement[3]	2.28%	2.03%

1       Contingent Deferred Sales Charge applies only when a shareholder purchase in the Fund totals $1 million or more and shares are redeemed within one year from the date of purchase.

2       “Other Expenses” include 0.06% for payment of interest expenses related to short investments.

3       Willard Mills Advisory, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2019. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Contingent Deferred Sales Charge (the “CDSC”) is not included in these calculations for Class A Shares. If the CDSCs were included, your costs would be higher. See “Purchasing Shares – Choosing a Share Class” below. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$768	$1,654	$2,547	$4,818
Institutional Class Shares	$206	$1,096	$1,998	$4,311

Portfolio Management

If this Proposal 1 is approved, FinTrust will be responsible for the execution of specific investment strategies and day-to-day investment operations for the Fund. FinTrust will manage the portfolio of the Fund using a team of portfolio managers. Allen R. Gillespie, J. Mercer Treadwell and David E. Lewis will serve as portfolio managers to the Fund. Messrs. Gillespie, Treadwell and Lewis have a combined 60 plus years of investment management experience. They constitute FinTrust’s Investment Committee and are primarily responsible for the day-to-day management of the Fund. Below is background information on each of the portfolio managers.

●	Allen R. Gillespie, CFA, Managing Partner, Investments of the Adviser, has over 20 years of investment management experience. Mr. Gillespie holds a B.A. in Economics from Washington & Lee University, cum laude, and earned his chartered financial analyst charter in 1999.

●	J. Mercer Treadwell, CFA, Chief Investment Officer of the Adviser, has over 17 years of investment management experience. Mr. Treadwell holds a B.B.A. in Accounting from the University of Georgia and holds a chartered financial analyst charter.

●	David E. Lewis, CFA, Chief Financial Officer of the Adviser, has over 25 years of investment management experience. Mr. Lewis holds a B.S. in Accounting from the State University of New York at Oswego and an M.B.A. with a concentration in Finance from the University of New Orleans; he also holds a chartered financial analyst charter.

Required Vote. Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Proposal 1 is not contingent on any other proposals described in the proxy statement being approved by shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED NEW ADVISORY AGREEMENT.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. Fifty percent (50%) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at the Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (877) 244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund. In approving that the Fund bear the expenses associated with this proxy, the Board considered that Willard Mills was unable and unwilling to continue the current advisory arrangements and had requested that the Board waive the 60-day notice requirement so as to be able to transfer the advisory functions as expeditiously as possible. The Board also considered that FinTrust had agreed to keep the expense cap in place for the Fund and at the current asset levels it would effectively be bearing the costs of the proxy (albeit subject to the right of FinTrust to recoup such expense if it is able to grow assets and lower the operating expense ratio of the Fund). The estimated cost of solicitation is approximately $50,000.

The Trust has engaged AST Fund Solutions (“AST”) to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as vote tabulation. In addition to the use of mail or a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Fund or multiple funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Outstanding Shares. The shares outstanding of the Fund as of the Record Date were: 611,349.

Beneficial Ownership. Appendix B sets forth the names, addresses, and the percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

OTHER SERVICE PROVIDERS TO THE FUND

Administrator and Transfer Agent. M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the Trust’s administrator and transfer agent.

Distributor. Matrix 360 Distributor, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the distributor for shares of the Fund.

Custodian and Accounting Services. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian and of the Fund.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Independent Trustees.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A -1

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this _____ day of _______________, 2018 by and between 360 Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and FinTrust Capital Advisors, LLC (the “Adviser”), a Georgia limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Names “FinTrust” and “FinTrust Capital Advisors”. The Adviser has the right to use the names “FinTrust” and “FinTrust Capital Advisors” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “FinTrust” and “FinTrust Capital Advisors” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “FinTrust” and “FinTrust Capital Advisors.”

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAMES “FinTrust” AND “FinTrust Capital Advisors”. The Adviser grants to the Trust a license to use the names “FinTrust” and “FinTrust Capital Advisors” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to FinTrust Capital Advisors, LLC, 124 Verdae Boulevard, Suite 504, Greenville, SC 29607 Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

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Signature Page to Follow

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

360 FUNDS		FINTRUST CAPITAL ADVISORS, LLC

By:		By:
	Name: Randall Linscott		Name: Allen R. Gillespie
	Title: President		Title: Managing Partner

SCHEDULE A-1

Investment Advisory Agreement

between

360 Funds (the “Trust”) and

FinTrust Capital Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
FinTrust Income and Opportunity Fund	None	1.25%	__________, 2018

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in this Schedule A-1 above.

360 FUNDS		FINTRUST CAPITAL ADVISORS, LLC

By:		By:
	Name: Randall Linscott		Name: Allen R. Gillespie
	Title: President		Title: Managing Partner

APPENDIX A -2

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of December 21, 2015, by and between the 360 Funds, a Delaware Statutory Business Trust (the “Trust”) on behalf of the series listed on Exhibit A hereto, each a series of shares of the Trust (each, a “Fund”), and Willard Mills Advisory LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated each Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to each Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Obligations of the Investment Adviser

(a)       Services. The Adviser agrees to perform the following services (the “Services”) for the Trust, with respect to each Fund listed on Exhibit A:

(1)       manage the investment and reinvestment of the assets of the Fund;

(2)       continuously review, supervise, and administer the investment program of the Fund;

(3)       determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)       provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)       render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund ‘s objectives, policies, and limitations as set fo1th in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other patties as the Adviser may determine from time to time.

(b)       Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)       Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.       Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to each Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.       Compensation of the Adviser. Each Fund will pay to the Adviser an investment advisory fee (the “Fee”), expressed as an annualized rate, as set faith on Exhibit A. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund ‘s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.       Status of Investment Adviser. The services of the Adviser to the Trust and each Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.       Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, pa1tners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.       Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7.       Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)       the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement, either with respect to the entire Agreement or any Fund listed on Exhibit A, by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the respective Fund(s);

(b)       the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust and the respective Fund(s);

(c)       this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(d)       the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.       Amendments. No provision of this Agreement may be changed, waived, d is charged or terminated orally, but only by an instrument in writing signed by the patty against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities; provided , however, that this Agreement may be amended by the Trust and the Adviser to add new series to Exhibit A, or to modify Exhibit A, consistent with Section 7 above.

9.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.     Representations, Warranties and Covenants.

(a)       Adviser. The Adviser hereby represents, warrants and covenants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement; and (iii) the Adviser has provided the Trust with all material information necessary to approve this Agreement and to prepare the registration statement and other documents for the Fund, that such information is accurate and complete, and the Adviser agrees that it will continue to provide the Trust with such accurate and complete information throughout the Term of this Agreement. In addition, the Adviser agrees to promptly provide the Trust with notice, as well as any related documentation reasonably requested by the Trust, upon:

(1)       any material change in the Adviser’s business or financial condition;

(2)       any event or occurrence known to the Adviser that would make information previously provided by the Adviser to the Trust untrue, whether such information was provided in connection with preparation of the Trust’s registration statement or otherwise,

(3)       the Adviser’s receipt of any deficiency letter, comment letter or notice of any investigation from any regulator or other governmental authority to which the Adviser is subject;

(4)       any regulatory or civil lawsuits involving the Adviser alleging breach of fiduciary duty; or

(5)       any final judgments or settlements involving the Adviser and its provision of investment advisory services.

(b)       Trust. The Trust hereby represents, warrants and covenants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Structure of Agreement. The Trust is entering into this Agreement solely on behalf of each Fund set forth on Exhibit A, and (a) no breach of any term of this Agreement with respect to any Fund shall create a right or obligation with respect to any series of the Trust other than such Fund ; (b) under no circumstances shall the Adviser have the right to set off claims relating to any Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the respective Fund.

12.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

360 FUNDS	WILLARD MILLS ADVISORY LLC

/s/ Randall K. Linscott	/s/ Hope Willard Lundt
By: Randall K. Linscott	By: Hope Willard Lundt
Title: President	Title: Managing Member

EXHIBIT A

Name of Fund	Annualized Fee
HedgeRow Income and Opportunity Fund	1.25% of average daily net assets

 A-1

APPENDIX B

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of the Record Date. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

FinTrust Income and Opportunity Fund (formerly, the HedgeRow Income and Opportunity Fund)

Class A Shares

Name and Address of Principal Holder	Percentage Owned of Record

Hope W. Lundt 5321 McGavock Road Brentwood, TN 37027 Charles Schwab & Co Inc/Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	50.78% 45.95%

Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record

National Financial Services, LLC

499 Washington Blvd

Jersey City, NJ 07310

Charles Schwab & Co Inc/Special Custody A/C

FBO Customers

211 Main Street

San Francisco, CA 94105

John Spence

4409 Tyne Blvd

Nashville, TN 37215

7.82% 82.28% 7.30%

 A-2

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